                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13e-3 of the Securities Exchange Act of 1934)

                           SUPER 8 MOTELS NORTHWEST I
                              SEC File No. 2-67456
                              (Name of the Issuer)

                               Gerald L. Whitcomb
                        Columbus Motel Properties L.L.C.
                       (Name of Persons Filing Statement)

                            Limited Partnership Units
                         (Title of Class of Securities)

                                       N/A
                      (CUSIP Number of Class of Securities)

                               Gerald L. Whitcomb
                                 General Partner
                           Super 8 Motels Northwest I
                           7515 Terminal Street, S.W.
                           Tumwater, Washington 98501
                            Telephone: (360) 943-8000

   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)

                          COPIES OF CORRESPONDENCE TO:

                                Marion V. Larson
                                William W. Barker
                    Graham & James LLP/Riddell Williams P.S.
                      1001 Fourth Avenue Plaza, 45th Floor
                         Seattle, Washington 98154-1065
                            Telephone: (206) 624-3600
                            Facsimile: (206) 389-1708

This statement is filed in connection with:

[X]   The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
[ ]   The filing of a registration statement under the Securities Act of 1933.
[ ]   A tender offer.
[ ]   None of the above.

Check the following box if the soliciting materials or information statement referred to above are preliminary copies: [X]



                            CALCULATION OF FILING FEE

         Transaction Valuation*                                          Amount of Filing Fee
         ----------------------                                          --------------------
         $9,760,000 (*Based on purchase price of property)                      $2,715

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a) (2) and identify the filing with which the offsetting fee was previously paid.

         Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         Amount Previously Paid                           $2,715
         Form or Registration No.                         Schedule 14A
         Filing Party                                     Registrant
         Date Filed                                       January 6, 1999

                    CROSS-REFERENCE SHEET SHOWING LOCATION IN
                   PRELIMINARY PROXY STATEMENT OF INFORMATION
                       REQUIRED BY ITEMS OF SCHEDULE 13E-3
                Preliminary Schedule 14A (filed January 6, 1999)


The following is the cross reference sheet required pursuant to general instruction "F" of Schedule 13E-3. It shows the location in the proxy statement of the responses of the filing persons to each item and subparagraph of Schedule 13E-3. The information in the preliminary proxy statement is hereby expressly incorporated herein by reference.

ITEM IN SCHEDULE 13E-3                                               LOCATION IN PROXY STATEMENT
1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION
      (a)..........................................................  Summary--The Seller
      (b)..........................................................  Summary--Required Vote; Beneficial Ownership
      (c)..........................................................  Summary--Market Information
      (d)..........................................................  Summary--Market Information
      (e)..........................................................  Summary--Market Information
      (f)..........................................................  Summary--Market Information

2.    IDENTITY AND BACKGROUND
      (a) .........................................................  Summary--The Buyer
      (b) .........................................................  Summary--The Buyer
      (c) .........................................................  Summary--The Buyer
      (d) .........................................................  Summary--The Buyer; Information About the Seller--Directors
                                                                     and Executive Officers of the Registrant
      (e) .........................................................  None
      (f) .........................................................  None

3.    PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS
      (a)(1) ......................................................  Special Factors--Interests of Affiliates
      (a)(2) ......................................................  None
      (b) .........................................................  None

4.    TERMS OF THE TRANSACTION
      (a) .........................................................  Summary--Merger Consideration; The Merger Agreement
      (b) .........................................................  None

5.    PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE
      (a) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (b) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (c) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger; --Management and Operations of
                                                                     Northwest I Following Merger
      (d) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (e) .........................................................  Special Factors--Plans or Proposals of Issuer or Affiliate
                                                                     Following Merger
      (f) .........................................................  Summary--Effect of Merger
      (g) .........................................................  Summary--Effect of Merger

6.    SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION
      (a) .........................................................  Special Factors--Source and Amounts of Merger
                                                                     Consideration and Expenses
      (b) .........................................................  Special Factors--Source and Amounts of Merger
                                                                     Consideration and Expenses

7.    PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS
      (a) .........................................................  Background of the Transaction;  Summary--Effect of the
                                                                     Merger
      (b) .........................................................  Background of the Transaction
      (c) .........................................................  Background of the Transaction
      (d) .........................................................  Summary--Effect of Merger; Material Federal Income Tax
                                                                     Consequences

8.    FAIRNESS OF THE TRANSACTION
      (a) .........................................................  Special Factors--Fairness of the Transaction
      (b) .........................................................  Special Factors--Fairness of the Transaction
      (c)                                                            Summary--Required Vote by Unitholders
      (d) .........................................................  Special Factors--Conflicts of Interest; Procedural Fairness
      (e) .........................................................  Special Factors--Conflicts of Interest; Procedural
                                                                     Fairness; --Fairness of the Transaction

      (f) .........................................................  Background of the Merger--Attempted Sale to Unaffiliated
                                                                     Third Party

9.    REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS
      (a) .........................................................  Special Factors--Business Valuation of Exvere;  --
                                                                     Independent Appraisal of Motel Properties by McKee &
                                                                     Schalka; -- Opinion of Financial Adviser; Opinion of
                                                                     Financial Adviser--

      (b) .........................................................  Special Factors--Business Valuation of Exvere; --
                                                                     Independent Appraisal of Motel Properties by
                                                                     McKee & Schalka; -- Opinion of Financial Adviser;
                                                                     Opinion of Financial Adviser--

      (c) .........................................................  Special Factors--Business Valuation of Exvere; --
                                                                     Independent Appraisal of Motel Properties by McKee &
                                                                     Schalka; -- Opinion of Financial Adviser; Opinion of
                                                                     Financial Adviser--

10.   INTEREST IN SECURITIES OF THE ISSUER
      (a) .........................................................  Summary--Market Information
      (b) .........................................................  Summary--Market Information


11.   CONTRACTS, ARRANGEMENTS, OR UNDERSTANDINGS WITH
      RESPECT TO THE ISSUER'S SECURITIES...........................  None; Not applicable

12.   PRESENT INTENTION AND RECOMMENDATION OF CERTAIN
      PERSONS WITH REGARD TO THE TRANSACTION
      (a) .........................................................  Summary--Required Vote of Unitholders; Beneficial Ownership
      (b) .........................................................  None


13.   OTHER PROVISIONS OF THE TRANSACTION
      (a) .........................................................  Dissenters' Rights of Appraisal
      (b) .........................................................  Special Factors--Conflicts of Interest; Procedural
                                                                     Safeguards
      (c) .........................................................  Not applicable


14.   FINANCIAL INFORMATION .......................................  Financial Statements; Selected Financial Data; Book Value
                                                                     Per Share

15.   PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED
      (a) .........................................................  Special Factors--Conflict of Interest; Procedural
                                                                     Fairness; Background of the Merger
      (b) .........................................................  Summary--Persons Making Solicitation

16.   ADDITIONAL INFORMATION ......................................  Where You Can Find More Information

17.   MATERIALS TO BE FILED AS EXHIBITS
      (a)..........................................................  17(a)       Loan commitment letter from U.S. Bank
      (b)..........................................................  17(b)(1)    Exvere business valuation of Northwest I
                                                                     17(b)(2)    McKee & Schalka appraisal of
                                                                                 Sea-Tac motel property
                                                                     17(b)(3)    McKee & Schalka appraisal of Federal Way motel
                                                                                 property
                                                                     17(b)(4)    Opinion of Financial Advisers, Ragen MacKenzie
                                                                                 Incorporated (included in Exhibit (d) hereto)
      (c) .........................................................  None
      (d) .........................................................  Preliminary proxy statement filed with the Securities and
                                                                     Exchange Commision on January 6, 1999 (2-67456), as hereafter amended, and incorporated by reference herein.
      (e) .........................................................  Detailed statement of appraisal rights (included in
                                                                     Exhibit (d))
      (f) .........................................................  None

                                   SIGNATURES

     After due inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.


Dated the 6th day of January, 1999        GERALD L. WHITCOMB, AN INDIVIDUAL

                                          /s/ Gerald L. Whitcomb
                                          Gerald L. Whitcomb


                                          COLUMBUS MOTEL PROPERTIES LLC

                                          /s/ Gerald L. Whitcomb
                                          Gerald L. Whitcomb,
                                          General Manager

                                  EXHIBIT INDEX


EXHIBIT                                              DESCRIPTION
-------                                              -----------
(a)+     Loan commitment letter from U.S. Bank

(b)(1)+  Exvere Business Valuation of Northwest II

(b)(2)+  McKee & Schalka appraisal of Sea-Tac motel property

(b)(3)+  McKee & Schalka appraisal of Federal Way motel property

(b)(4)*  Opinion of Financial Adviser, Ragen MacKenzie Incorporated (included in Exhibit (d)(1))

(c)      None

(d)(1)*  Preliminary proxy statement filed by Northwest I (filed with the
         Securities and Exchange Commission on January 6, 1999, as hereafter amended, and incorporated by reference herein)

(e)(1)*  Detailed statement of appraisal rights (included in Exhibit (d)(1)


---------------

*        Filed herewith

+        To be filed by amendment